Independent Evaluation of Ibrutinib Efficacy 3 Years Post-Initiation of Monotherapy in Patients With Chronic Lymphocytic Leukemia/Small Lymphocytic Leukemia Including Deletion 17p Disease

Susan O'Brien, MD[1], Richard R. Furman, MD[2], Steven Coutre, MD[3], Ian W. Flinn, MD, PhD[4], Jan Burger, MD, PhD[1], Kristie Blum, MD[5], Jeff Sharman, MD[6], Jeffrey Jones MD, MPH[5], William Wierda MD, PhD[1], Weiqiang Zhao, MD, PhD[5], Nyla A. Heerema, PhD[5], Amy Johnson, PhD[5], Anh Tran, BS[7], Cathy Zhou, MS[7], Elizabeth Bilotti MSN[7], Danelle F. James, MD, MAS[7], John C. Byrd, MD[5]

[1]Department of Leukemia, University of Texas MD Anderson Cancer Center, Houston, TX, [2]Department of Medicine, Weill Cornell Medical College, New York, NY, [3]Stanford Cancer Center, Stanford University School of Medicine, Stanford, CA, [4]Sarah Cannon Research Institute, Nashville, TN, [5]The Ohio State University, Columbus, OH, [6]Willamette Valley Cancer Institute and Research Center, Springfield, OR, [7]Pharmacyclics, Inc., Sunnyvale, CA

Background

- Ibrutinib, a first-in-class, oral, covalent inhibitor of Bruton's tyrosine kinase (BTK)
  - promotes apoptosis
  - inhibits B-cell proliferation
  - inhibits cell adhesion and migration
- Ibrutinib efficacy and safety data presented here with 3 years follow-up in the phase 2 (PCYC-1102) and extension (PCYC-1103) study
  - 132 patients with treatment-naïve (TN) or relapsed/refractory (R/R) CLL/SLL
- RESONATE, a phase 3 randomized study[1]
  - ibrutinib versus ofatumumab in R/R CLL/SLL
  - PFS, OS, and response superior for ibrutinib

1. Byrd JC, et al. ASCO 2014. Abstract LBA7008

Mechanism of Action of Ibrutinib in CLL


CLL
Lymph Node
Peripheral Blood
BCR
CXCR4
ibrutinib
BTK
integrin
ibrutinib
ibrutinib
adhesion + migration
survival + proliferation

de Rooij MF, et al. *Blood*. 2012; 119:2590-2594.

PCYC-1102/1103 Phase 2 Study Design

Patients with CLL/SLL treated with oral, once-daily ibrutinib (420 or 840 mg/day)

Treatment Naïve (TN)
≥65 years
n = 31

Relapsed/Refractory[a]
(R/R)
n = 101

≥ SD → n = 95

Long-Term Follow-Up Study

[a]R/R includes patients with high-risk CLL/SLL, defined as progression of disease <24 months after initiation of a chemoimmunotherapy regimen or failure to respond

- Phase 2 (PCYC-1102) and extension (PCYC-1103) study
  - 132 patients with treatment-naïve (TN) or relapsed/refractory (R/R) CLL/SLL
  - efficacy and safety
  - 3 years follow-up

American Society of Clinical Oncology 2014, PCYC 1102/1103, O'Brien et al.

Patient Characteristics

Characteristic	TN ≥65 yrs n = 31	R/R n = 101
Median age, years (range)	71 (65–84)	64 (37–82)
≥70 years	74%	34%
ECOG performance status		
0	74%	43%
1	26%	53%
2	0	4%
Rai stage		
0–II	42%	38%
III–IV	55%	57%
Unknown	3%	5%
Bulky nodes		
>5 cm	19%	54%
>10 cm	0	15%
β_2 microglobulin level		
>3 mg/L	26%	49%

Prior Therapies

Characteristic	R/R n = 101
Median prior therapies, n (range)	4 (1–12)
1–2	27%
3	14%
≥4	59%
Type of prior systemic therapy	
Chemotherapy	100%
Nucleoside analog	96%
Alkylator (including bendamustine)	91%
Any anti-CD20 based therapy	98%
Anti-CD20 based chemoimmunotherapy	96%
Anti-CD52 based therapy (alemtuzumab)	23%
Idelalisib	6%

Disease Characteristics

Characteristic	TN ≥65 yrs n = 31	R/R n = 101
FISH cytogenetic abnormalities		
Del17p	6%	34%
Del11q	3%	35%
Median ANC, 10^9/L (range)	4 (0-19.4)	3 (0-19)
≤1.5 x 10^9/L	3%	34%
Median hemoglobin, g/dL (range)	12 (8-16)	12 (6-18)
≤11 g/dL	36%	42%
Median platelets, 10^9/L (range)	113 (32-217)	105 (2-310)
≤100 x 10^9/L	39%	49%

Patient Disposition

Disposition	TN ≥65 yrs n = 31	R/R n = 101
Median time on study, months (range)	32.1 (2.5–38.1)	26.6 (0.7–37.9)
Duration of study treatment		
≤1 year	5 (16%)	24 (24%)
>1–2 years	1 (3%)	34 (34%)
>2–3 years	25 (81%)	42 (42%)
>3 years	0	1 (1%)
Patients remaining on ibrutinib therapy	25 (81%)	59 (58%)
Primary reason for discontinuation		
Progressive disease	1 (3%)	19 (19%)
Adverse event	3 (10%)	11 (11%)
Consent withdrawal	2 (6%)	3 (3%)
Investigator's decision	0	8 (8%)
Other	0	1 (1%)

64% of total patients remaining on ibrutinib therapy

Safety: Summary of Adverse Events

Adverse Event*, n (%)	Onset ≤1 year from 1st dose n = 132	Onset >1–2 years from 1st dose n = 103	Onset >2–3 years from 1st dose n = 68
Discontinuation due to AE	10 (8)	2 (2)	2 (3)
Death on study	6 (5)	4 (4)	2 (3)

Grade ≥3 serious AEs		
Any	9 (29)	67 (66)
Ibrutinib-related†	2 (7)	10 (10)
Death on study	1 (3)	11 (11)

* Safety presented for all treated

† Related to ibrutinib by investigator assessment

Safety: Grade ≥3 Adverse Events by Time to Event Onset*



≤1 year
>1–2 years
>2–3 years
Hypertension
Pneumonia
Neutropenia
Thrombocytopenia
Atrial fibrillation
Diarrhea
Fatigue
Sepsis
0%
25%
50%
75%
100%

*Listed adverse events include those that occurred in ≥5% of patients in all-treated population; denominator for each term and time period can vary based on those at risk

American Society of Clinical Oncology 2014, PCYC 1102/1103, O'Brien et al.

Safety: Frequency of Grade ≥3 Adverse Events



Non-hematologic ≥5%
R/R
TN
100%
80%
60%
40%
20%
0%
Pneumonia
Hypertension
Sepsis
Cellulitis
Dehydration
Fatigue
Febrile neutropenia
Sinusitis
Hypertension
Diarrhea
Hyponatremia
Atrial fibrillation
Pneumonia
Hematologic
R/R
TN
100%
80%
60%
40%
20%
0%
Neutropenia
Thrombocytopenia
Anemia
Neutropenia
Thrombocytopenia
Anemia
Infectious
R/R
TN
100%
80%
60%
40%
20%
0%
Any Grade ≥3 infection
Any Grade ≥3 infection
Grade 3
Grade 4
Grade 5

American Society of Clinical Oncology 2014, PCYC 1102/1103, O'Brien et al.

Best Response (Investigator-Assessed)



100%
80%
60%
40%
20%
0%
87%
13%
3%
65%
6%
6%
0%
90%
6%
80%
4%
4%
2%
89%
8%
1%
77%
5%
5%
2%
CR
nPR
PR
PR+L
SD
PD
TN (n = 31)
R/R (n = 101)
Total (N = 132)

Median DOR in months (range)	NR (0 to 35.0+)	NR (0 to 35.2+)	NR (0 to 35.2+)
Month 30 (95% CI)	100.0% (NE)	79.1% (64.2 to 88.4)	85.3 (74.4 to 91.8)

- 5/6 patients who received prior idelalisib responded to ibrutinib (4PR, 1 PR+L)
- 2/5 responders continue treatment with one additional patient moving on to SCT

American Society of Clinical Oncology 2014, PCYC 1102/1103, O'Brien et al.

Response: Concordance Between Investigator and IRC

ORR, n	Investigator-Assessed	IRC-Assessed	Concordance*
Total (N = 132)			
Response	112	103	**90%**
No response	20	29	
TN (n = 31)			
Response	25	26	97%
No response	6	5	
R/R total (n = 101)			
Response	87	77	88%
No response	14	24	

*Concordance refers to the total % of agreed responders and non-responders between investigator- and IRC-assessments

IRC- and investigator-assessed responses were 90% concordant

Response Over Time


100%
80%
60%
40%
20%
0%
Patients With Response* (%)
CR/PR
PR-L
85
83
80
77
73
67
58
42
21
48
42
29
20
15
12
10
6
5
Median time to first response: 1.9 months (range, 1.4–23.2)
Median time to best response: 7.3 months (range, 1.7–31.8)
92% of patients who achieved a PR-L converted to better response
0
3
6
9
12
15
18
21
24
27
30
33
36
Months From Initiation of Study Treatment

Best response to ibrutinib improves over time

American Society of Clinical Oncology 2014, PCYC 1102/1103, O'Brien et al.

*Cumulative response as assessed by investigator

Platelet Counts and Hemoglobin Levels*



140
130
120
110
100
90
Mean Hemoglobin +/- SEM (g/L)
130
120
110
100
90
80
70
60
50
Mean Platelets +/- SEM (10⁹/L)
Hemoglobin
Platelets
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30
Months

Patients with Results

Hemoglobin	53	52	48	46	44	40	42	41	40	38	42	40	39	38	36	35	27	31	21	24	15	13
Platelets	61	61	59	56	55	52	52	49	47	45	50	45	44	47	42	42	35	37	28	27	23	14

American Society of Clinical Oncology 2014, PCYC 1102/1103, O'Brien et al.

*All treated patients with baseline anemia or thrombocytopenia

Progression-Free Survival


Progression-Free Survival (%)
100
90
80
70
60
50
40
30
20
10
0
0
6
12
18
24
30
36
42
Months
TN
R/R
+ Censored

	TN	R/R
30-month PFS	96.3%	68.4%
(95% CI)	(76.5–99.5)	(56.1–77.9)
Median PFS	Not reached	Not reached

American Society of Clinical Oncology 2014, PCYC 1102/1103, O'Brien et al.

Progression-Free Survival by Cytogenetics (FISH) in Relapsed/Refractory Population



Progression-Free Survival (Proportion)
1.0
0.8
0.6
0.4
0.2
0
0
6
12
18
24
30
36
42
Months From Initiation of Study Treatment
del17p
del11q
No del17p or del11q
+ Censored

	Del17p	Del11q	No del17p/ 11q
30-month PFS	45.9%	74.2%	89.0%
(95% CI)	(25.0–64.6)	(53.3–86.8)	(69.0–96.4)
Median PFS	28.1 months	Not reached	Not reached

American Society of Clinical Oncology 2014, PCYC 1102/1103, O'Brien et al.

Overall Survival



Overall Survival (%)
100
90
80
70
60
50
40
30
20
10
0
0
6
12
18
24
30
36
42
Months
TN
R/R
+ Censored

	TN	R/R
30-month OS	96.6%	79.9%
(95% CI)	(77.9–99.5)	(69.0–87.3)
Median OS	Not reached	Not reached

Overall Survival by Cytogenetics (FISH) in Relapsed/Refractory Population



Overall Survival (Proportion)
1.0
0.8
0.6
0.4
0.2
0
0
6
12
18
24
30
36
42
Months From Initiation of Study Treatment
del17p
del11q
No del17p or del11q
+ Censored

	Del17p	Del11q	No del17p/11q
30-month OS	65.9%	84.9%	93.9%
(95% CI)	(45.5–80.2)	(64.5–94.0)	(77.8–98.4)
Median OS	Not reached	Not reached	Not reached

American Society of Clinical Oncology 2014, PCYC 1102/1103, O'Brien et al.

Conclusions

- Rapid and durable responses with single-agent ibrutinib; median DOR not yet reached
- Best response rate* 87% for TN, 90% for R/R
- Median PFS not reached; 30-month PFS rate 96% for TN, 68% for R/R
- Ibrutinib therapy was well tolerated allowing for extended dosing
- Continued treatment in the extension study with 64% of patients (81% TN; 58% R/R) remaining on single-agent ibrutinib

*TN: CR: 13%, nPR: 3%, PR: 65%, PR + L: 6%
R/R: CR: 6%, PR: 80%, PR + L: 4%

Acknowledgements

- We thank the patients and their families, without whose support this trial would not have been possible
- Thank you to all the investigators, study coordinators, and their study teams